Employee Benefits	12 Months Ended
Dec. 31, 2020
Retirement Benefits [Abstract]
Employee Benefits
13.     Employee Benefits
Defined Contribution Benefit Plan –
In December 2015, we adopted a 401(k) retirement and savings plan, the 401(k) Plan, covering all employees. The 401(k) Plan allows employees to make pre-and
post-tax
contributions up to the maximum allowable amount set by the IRS. We, at its discretion, may make certain contributions to the 401(k) Plan. We made contributions of $1.2 million and $1.0 million during the years ended December 31, 2020 and 2019, respectively.
Compensated Absences –
Under our vacation policy, salaried employees are provided unlimited vacation leave. Therefore, we do not record an accrual for paid leave related to these employees since we are unable to reasonably estimate the compensated absences that these employees will take.